January 10, 2024 Seres Therapeutics  Investor Presentation  Exhibit 99.1

Some of the statements in this presentation constitute “forward looking statements” under the Private Securities Litigation Reform Act of 1995, including, but not limited to the anticipated supply and degree of market acceptance of VOWST; the potential for microbiome therapeutics to protect against infection; the timing and outcome of clinical development; our development opportunities and plans; the ultimate safety and efficacy data for our products; access to additional debt tranches; the availability of cash to fund operations, and other statements which are not historical fact. Such statements are subject to important factors, risks and uncertainties, such as those discussed under the caption "Risk Factors" in the Company’s Quarterly Report on Form 10-Q filed on November 2, 2023, and its other filings with the Securities and Exchange Commission ("SEC"), that may cause actual results to differ materially from those expressed or implied by such forward looking statements. Any forward-looking statements included herein represent our views as of today only. We may update these statements, but we disclaim any obligation to do so.  Forward Looking Statements | Seres Therapeutics, Inc. © 2024

January Updates Drove significant broad demand with 2,015 new patient starts since commercial launch in June SER-155 SER-155 received US FDA Fast Track designation; Phase 1b clinical data expected Q3 2024  | Seres Therapeutics, Inc. © 2024

The Seres Story: Maximizing the Potential of the Microbiome Leading with VOWST™  1 Company Profile:  Leader in microbiome therapeutics with the first FDA approved orally administered  therapeutic VOWST:  Exceptional clinical profile meeting high unmet medical need and demonstrating early favorable adoption 3 SER-155 Ongoing Phase 1b Study: Expanding proven novel technology to address the risk of life threatening infections 4 Going Forward: Clear strategic priorities with  financial discipline 2 | Seres Therapeutics, Inc. © 2024

Founded in 2011, Seres' Mission is to Transform the Lives of Patients Worldwide with Revolutionary Microbiome Therapeutics Encapsulated consortia of commensal bacteria designed to target multiple disease-relevant pathways simultaneously Bacterial Consortia Orally-formulated, using current Good Manufacturing Practices (cGMP) Microbiome with functional deficiency (Disease susceptible) Engraftment of drug species Restructure microbiome composition Change in microbiome function Change in host function Bile acids Short-chain fatty acids Tryptophan metabolites Other | Seres Therapeutics, Inc. © 2024

In April 2023, VOWST™ Became the First FDA Approved Orally Administered Microbiota-Based Therapeutic VOWSTTM is indicated to prevent the recurrence of C. difficile infection (CDI) in individuals 18 years of age or older following antibacterial treatment for recurrent CDI (rCDI). | Seres Therapeutics, Inc. © 2024

Company Profile:  Leader in microbiome therapeutics with the first FDA approved orally administered microbiota-based therapeutic 2 VOWST:  Exceptional clinical profile meeting high unmet medical need and demonstrating early favorable adoption 3 SER-155 Ongoing Phase 1b Study: Expanding proven novel technology to address the risk of life threatening infections 4 Going Forward: Clear strategic priorities with  financial discipline 1 The Seres Story: Maximizing the Potential of the Microbiome Leading with VOWST™  | Seres Therapeutics, Inc. © 2024

Preventing rCDI is an Important Opportunity That Can Save Lives

Spore-forming, toxin-producing, gram-positive, anaerobic bacteria

Symptoms include colitis and severe, watery diarrhea with **up to 15 bowel movements a day**

Acute onset of severe symptoms leads to **hospitalization** for many patients

High probability of recurrence >20%, usually within 1-2 weeks after completion of antibiotic therapy

Risk of recurrence escalates once a patient has an initial recurrence, which can trap patients in a vicious cycle

~156K
Recurrent CDI cases estimated for 2023 (U.S.)

20,000+
CDI deaths per year (U.S.)

CLOSTRIDIOIDES DIFFICILE


CDC

THREAT LEVEL
URGENT

1. US CDC. Antibiotic Resistance Threats in the United States, 2019. US Department of Health and Human Services, CDC; 2019. doi:10.15620/cdc:82532. 2. Feuerstadt P et al. J Med Econ. 2020;23(6):603-609. 3. Chilton CH et al. Clin Microbiol Infect. 2017;24(5):476-482. 4. Ofosu A. Ann Gastroenterol. 2016;29(2):147-154. 5. Cole SA, Stahl TJ. Clin Colon Rectal Surg. 2015;28(2):65-69. doi:10.1055/s-0035-1547333. 6. Wilcox MH et al. Open Forum Infect Dis. 2020;7(5):ofaa114. doi:10.1093/ofid/ofaa114 7. Centers for Disease Control and Prevention. Your risk of C. diff. Accessed January 28, 2022. https://www.cdc.gov/cdiff/risk.html 8. Jiang ZD et al. Aliment Pharmacol Ther. 2017;45(7):899-908.9. McFarland LV et al. Am J Gastroenterol. 2002;97(7):1769-1775, https://www.fda.gov/news-events/press-announcements/fda-approves-first-fecal-microbiota-product.

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SERES THERAPEUTICS

Compelling Phase 3 Study Results Time point SER-109 (N =89) Placebo (N =93) Relative risk (95%CI) p-value (p1/p2) n (%) of recurrences n (%) of recurrences Week 8 11 (12.4) 37 (39.8) 0.32 (0.18-0.58) <0.001 / <0.001 TRIAL DESIGN Multiply recurrent C. difficile patients (n=182) All subjects treated with standard of care antibiotics 0 weeks 8 weeks 24 weeks PRIMARY EFFICACY ENDPOINT RESULTS Approximately 88% sustained clinical response rate* Response rate exceeded FDA predefined threshold for single pivotal trial Placebo (n = 92) Primary endpoint: C. diff. recurrence, at up to 8 weeks Safety follow-up to 24 weeks SER-109 (n = 90) Note: Sustained clinical response % is calculated as 100% minus % with recurrence * Compared to 60% in the placebo arm Feuerstadt P et al. N Engl J Med. 2022;386(3):220-229. | Seres Therapeutics, Inc. © 2024

VOWST Offers a Highly Attractive Product Profile Well-tolerated in Phase 3 clinical studies. The most common adverse reactions (reported in ≥5% of participants) were abdominal distension (31.1%), fatigue (22.2%), constipation (14.4%), chills (11.1%), and diarrhea (10.0%) Oral dosing - 4 capsules once daily for 3 consecutive days following antibiotic treatment and laxative No refrigeration requirements Approximately 88% recurrence-free at 8 weeks* Broad product label covering adults with rCDI, including at first recurrence ✔ ✔ ✔ ✔ ✔ Highlights of Prescribing Information Indication statement VOWST is indicated to prevent the recurrence of Clostridioides difficile infection (CDI) in individuals 18 years of age and older following antibiotic treatment for recurrent CDI (rCDI) Limitations of use VOWST is not indicated for the treatment of CDI Full prescribing information available at vowst.com | Seres Therapeutics, Inc. © 2024

HCP Enthusiasm for VOWST Driven by Desire to Prevent Recurrences and Limitations of Current Options Top 5 rCDI Treatment Goals % Ranked in Top 3 Prevention of recurrences Prevention of morbidity / mortality Restoring patient QoL Symptom relief Restoration of gut microbiome Preventing subsequent recurrences Sustained efficacy / durability More affordable Tx Restore gut microbiome More rapidly address symptoms Top 5 Unmet Needs % Ranked in Top 3 59% 48% 40% 35% 25% 66% 57% 38% 34% 29% Source: Seres physician survey data (2022) | Seres Therapeutics, Inc. © 2024

Prioritizing Patients Completing Treatment in the Outpatient Setting and Reimbursed via the Outpatient Pharmacy Benefit

Initiates treatment	Completes Treatment	Proportion	Rationale
Outpatient	Outpatient	**~40%**	• Process, teams, systems in place to facilitate coverage via outpatient drug benefit design
Inpatient	Outpatient	**~30%**	• Complex to access / activate in institutional setting • Likely to fall under pharmacy benefit (non DRG)
Inpatient	Inpatient	**~25%**	• Smaller patient population • Challenges with coverage for specialty products under DRG model
LTC	LTC	**~5%**	• Smaller patient population • Expected to be covered under DRG/Per Diem as part LTC stay

Launch Priority

~70% of rCDI patients complete antibiotic treatment as an outpatient; VOWST is dispensed and administered in the outpatient setting for these patients

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SERES THERAPEUTICS

VOWST Field Teams Deployed from Nestle Health Science to Cover Highest Potential rCDI Prescribers

Healthcare Professional

Prioritize top volume and early adopting HCPs: 150-person GI sales force

- GI sales force covers 85% of GI practices for current inline Nestle product, ZENPEP
- Average 10 years industry experience & 5 years in GI
- Drove ZENPEP® acceleration over last 3 years

Healthcare Organization

Prioritize ~300 top HCOs: 20-person hospital team

- ~1,500 ID specialists see > 2 rCDI patients/year
- Profiled top institutions starting in Q1 2023
- 350 institutions engaged > once/month by end of Q3 2023

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SERES THERAPEUTICS

Strong Initial VOWST Uptake Since June 2023 Launch Data below from June through December 31, 2023, as provided by Nestlé Health Science Patient Enrollment Forms New Patient Starts Net Sales (unaudited) 2,833 Incl. 1,322 in Q4  2,015 Incl. 1,082 in Q4 $19.6M Incl. $10.4M in Q4 Enrollment forms were submitted by approximately 1,330 unique healthcare providers (HCPs) in 2023 with use across HCP specialties and rCDI patient types | Seres Therapeutics, Inc. © 2024

Expect HCP Use of VOWST to Broaden with Product Experience Initial Trial Patient Types “People with comorbidities have a bigger likelihood of recurrence but sometimes you just can't predict who will have one. But if cost isn't an issue, I'll give it to everyone, why not.” – GI “The first patient I'd give it to would be somebody who probably has it from being on prolonged antibiotics, doesn't have a lot of other comorbid illness and has just had enough of it so they're willing to try an alternative” – ID Multiply-Recurrent Historical Recurrent Young, Motivated ‘Healthy’ FMT Patient High Risk Patient use Broadens with VOWST Experience Adults with rCDI “This idea is what we're looking for. I guess this is the holy grail. You might want to hit everyone with this even at 1st recurrence.” – ID | Seres Therapeutics, Inc. © 2024

Aggressively Managing Positive Experience Early to Set Up VOWST for Long Term Success Patient Access Product Choice LAND First 12 months EXPAND >12 months Implement payer policies as quickly as possible to ease access to treatment Access programs to support positive early experience Ensure high quality HUB and partner support for patients  Optimize patient support offerings Continue to address remaining access barriers Focus awareness and education efforts on highest volume HCPs Establish supportive ecosystems in high volume hospitals Patient activation strategies focused on highly engaged patients Expand demand generation efforts Broaden patient activation efforts | Seres Therapeutics, Inc. © 2024

Well Positioned to Supply Commercial Demand

10+ years of Seres technology & facility investment for anaerobic bacterial therapeutics

Seres in-house GMP Manufacturing and Quality Control	High-quality CMO support
	Recipharm; pci PHARMA SERVICES

+

Bacthera collaboration* provides redundancy and expands upon existing commercial supply capacity

BACTHERA — *Joint venture between Chr. Hansen and Lonza with offices in Switzerland and Denmark*


VOWST
commercial
supply

Anticipate Bacthera commercial drug production in 2024 for release in 2025, as the expected number of patients treated expands

*Seres and Bacthera collaboration press release issued Nov. 10, 2021

SERES THERAPEUTICS

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Company Profile:  Leader in microbiome therapeutics with the first FDA approved orally administered microbiota-based therapeutic VOWST:  Exceptional clinical profile meeting high unmet medical need and demonstrating early favorable adoption SER-155 Ongoing Phase 1b Study: Expanding proven novel technology to address the risk of life threatening infections Going Forward: Clear strategic priorities with  financial discipline 3 4 2 1 The Seres Story: Maximizing the Potential of the Microbiome Leading with VOWST™  | Seres Therapeutics, Inc. © 2024

FDA Approval of VOWST and Clinical Data Support the Continued Development of SER-155 in Medically Compromised Patients Including allo-HSCT VOWST SER-155 Phase 1b Cohort 1 data support broader infection opportunity in medically compromised patients; Cohort 2 clinical data expected Q3'24  Provides proof of concept of potential of microbiome therapeutics as a novel approach to reduce the risk of infections & antimicrobial resistance (AMR)1 We are here SER-155 Received US FDA Fast Track Designation in December 2023 1. Straub et al. Clin. Inf. Disease. 2023;ciad636 Epub ahead of print | Seres Therapeutics, Inc. © 2024

Antimicrobial Resistant Infections - Urgent Public Health Threat Limited innovation despite substantial and growing impact Declared “one of the world’s most urgent threats” $20 billion excess direct healthcare costs 35,000 deaths per year in US Major burden to society Many high-risk patient populations Allogeneic Hematopoietic stem cell transplant (allo-HSCT) recipients at risk for bloodstream infections Additional patients with suppressed immune systems (e.g., transplant recipients, cancer patients) Patients with chronic diseases (e.g., cirrhosis) By 2050, mortality due to AMR is projected to match cancer-related mortality.* *United Nations Environment Programme (2023). Bracing for Superbugs: Strengthening environmental action in the One Health response to antimicrobial resistance. Geneva  | Seres Therapeutics, Inc. © 2024

SER-155 Designed to Modulate Targets that Address Leading Causes of Mortality Following Allogeneic Hematopoietic Stem Cell Transplant (allo-HSCT)

Investigational 16-strain cultivated bacterial consortium optimized using MbTx Platform



- Consortium of **unique, human commensal bacterial strains**
- Manufactured by **cultivation from clonal cell banks** and **encapsulated for oral delivery**
- Designed to **reduce the abundance of pathogens linked to infection** and **improve immune tolerance** in allo-HSCT recipients
- **Strain selection** based on broad pre-clinical screening for defined functions and insights from microbiome clinical data
- Preclinical data show SER-155 leads to **multi-log reductions of *Enterococcus* (including VRE)** and ***Enterobacteriaceae* (including CRE)***

Specifically designed to address two of the leading causes of mortality in allo-HSCT recipients

Causes of allo-HSCT Mortality at 100 Days Post-Transplant**

Cause	Percentage of Deaths
Organ Failure	32-35%
Infection	**19-28%**
Primary Disease	12-26%
GVHD	**5-14%**
Hemorrhage	4-7%
Graft Rejection	2-5%

* Seres data shared in Jan 2022 Infection Protection Investor Event; VRE = vancomycin-resistant Enterococci; CRE = carbapenem-resistant Enterobacterales; VRE and CRE both included in US CDC Antibiotic Resistance Threats
** CIBMTR 2022; Ranges based on slides 61, 62, 63, 65 and Age > 18 years

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SERES THERAPEUTICS

SER-155 May Represent a Novel Solution to Reduce GI Pathogen Abundance and Infection & GvHD in Allogeneic HSCT

SER-155 Phase 1b Study Cohort 1 data support drug mechanisms of action

- **SER-155 well-tolerated** through 100 Days post-HSCT
- SER-155 bacterial strain **engraftment was as expected**
- **GI pathogen domination was rare and transient** in patients after SER-155 treatment compared to expected rates from prior cohort studies

Enrollment ongoing in SER-155 Phase 1b Cohort 2, a randomized, double-blind, placebo-controlled study with ~50 subjects

- **Trial results anticipated in Q3 2024 will inform:**
  - Safety profile as compared to that observed in Cohort 1
  - Reduction in pathogen abundance and dominance in the GI
  - Clinical insights on GI associated infections, blood stream infections, febrile neutropenia & acute GvHD

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Pathogen Abundance Domination was Rare and Transient in Cohort 1

Enteric pathogen abundance domination* including ESKAPE pathogens in SER-155 administered subjects observed at rates substantially lower than reference cohort

SER-155 Cohort 1

- From HSCT Day 0-30, 11% of patients (1 subject, **Fig.1** blue line)
- From HSCT day 0-100, 22% of patients (2 subjects, not shown)
- All instances of pathogen domination were transient

Reference Patient Cohort (MSKCC; Peled et al. 2020)

- Day 0 through 30, 64% of patients (Fig.1 black line)

Pathogen abundance domination has been shown to be associated with risk of blood stream infections (Taur, CID 2012) and GvHD (Jenq Bio BMT 2015; Stein-Thoeringer Science 2019)



Fig.1 Cumulative Domination Incidence
Reference Cohort Incidence 64% (459 subjects)
SER-155 Cohort-1 Incidence 11% (9 subjects)
Cumulative Incidence
HSCT Day
100
80
60
40
20
0
0
5
10
15
20
25
30

** i.e., the families: ESKAPE (Enterococcaceae, Enterobacteriaceae & Staphylococcaceae) & Streptococcaceae*

SERES THERAPEUTICS

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SER-155 Potential Integration into Allogeneic HSCT Treatment Regimen

Unique potential clinical and economic value for allogeneic HSCT patients

Substantial impact for patients: almost 30,000 transplants / year across US and Europe

Generally well-tolerated in Cohort 1 patients

Double benefit of reducing GI associated infections, including BSIs, & acute GvHD, 2 of 3 leading causes of mortality at 1 year

Avoids costs of post-transplant complications: $181K average additional costs for US patients with complications

Sources: CIBMTR 2020; Passweg et al Bone Marrow Transplantation 57 (2022) 742-752; Perales et al Biol Blood Marrow Transplant 23 (2017) 1788–1794; Broder, et al. "The Cost of Hematopoietic Stem-Cell Transplantation in the United States" Am Health and Drug Benefits 10 (2017) 366–374; https://data.cms.gov/provider-summary-by-type-of-service/medicare-inpatient-hospitals/medicare-inpatient-hospitals-by-geography-and-service/data/2019; Seres physician interviews

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SERES THERAPEUTICS

Company Profile:  Leader in microbiome therapeutics with the first FDA approved orally administered microbiota-based therapeutic VOWST:  Exceptional clinical profile meeting high unmet medical need and demonstrating early favorable adoption SER-155 Ongoing Phase 1b Study: Expanding proven novel technology to address the risk of life threatening infections Going Forward: Clear strategic priorities with  financial discipline 4 1 3 2 The Seres Story: Maximizing the Potential of the Microbiome Leading with VOWST™  | Seres Therapeutics, Inc. © 2024

Restructuring Prioritizes VOWST and Supports Longer-term Sustainability Before Strategic Restructuring 2024 – Anticipating $75 to $85 million in annual cash savings* Workforce - Reduced by 41% or ~160 positions across the organization R&D - Significantly scaled back all non-partnered programs and activities other than the completion of the SER-155 Phase 1b study  VOWST Manufacturing - Closure of one of Seres' three donor facilities and continuing to drive additional efficiencies G&A and Other – Reduced G&A and consolidating office space, including planned subleasing Elimination of non-essential operating expenses * Restructuring announced on November 2, 2023. Estimated annual cash savings excluding any one-time charges. Seres anticipates incurring a one-time charge of $5.0-$5.5 million in the fourth quarter of 2023, primarily related to the workforce reduction. | Seres Therapeutics, Inc. © 2024 26

Strategic Priorities | Compelling Path Forward VOWST Commercial Growth SER-155 Phase 1b  Clinical Results Financial Discipline Progressing commercial priorities to build upon VOWST launch momentum Focus on breadth of prescribing, utilization across the rCDI patient pool, and securing payer coverage policies Ongoing enrollment of Phase 1b study in allo-HSCT* patients for prevention of bacterial infections and acute GvHD* Cohort 2 clinical data expected in Q3 2024 Preliminary year-end 2023 cash balance of approximately $128 million Cash on hand, savings from restructuring and next tranche of Oaktree term loan facility expected to support operations into Q4 2024   Identifying additional opportunities to drive efficiencies while preserving capital * allo-HSCT: allogeneic hematopoietic stem cell transplant; GvHD: graft versus host disease SER-155 is an investigational microbiome therapeutic that has not been approved by any regulatory authority, including the U.S. Food and Drug Administration (FDA) | Seres Therapeutics, Inc. © 2024